EXHIBIT 10.12


              SECOND AMENDMENT TO CREDIT AGREEMENT


          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of July 31, 1997 is made between APRIA HEALTHCARE GROUP INC., a corporation organized and existing under the laws of the State of Delaware ("Apria") and the Subsidiaries of Apria identified on the signature pages of this Amendment and any Subsidiary of Apria that, subject to Section 9.13 of the Credit Agreement, shall have executed a Joinder Agreement (Apria and such Subsidiaries are referred to individually as a "Borrower" and, collectively, as the "Borrowers"), each of the financial institutions listed on Schedule I to the Credit Agreement or that, pursuant to Section 13.4 of the Credit Agreement, shall become a "Bank" thereunder (individually, a "Bank" and, collectively, the "Banks"), NATIONSBANK OF TEXAS, N.A., as the Syndication Agent, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Administrative Agent.


                            RECITALS


          I. The Borrowers, the Banks, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement dated as of August 9, 1996 (the "Credit Agreement"), as amended by the
First Amendment to Credit Agreement dated as of April 22, 1997
(the "First Amendment"), pursuant to which the Banks extended certain credit to the Borrowers.

          II. The Borrowers have requested that up to $76,000,000 of the reserves and charges taken by Apria in the fourth quarter of its 1996 fiscal year and up to $100,000,000 of the reserves and charges to be taken in the second quarter of its 1997 fiscal year be excluded from the calculation of Consolidated EBITDA and that the net losses from such periods be deducted from the calculation of Minimum Consolidated Net Worth.

          III. The Borrowers have requested that the Total Revolving Loan Commitment be reduced to $600,000,000, with the Revolving
Loan Commitment of each Bank commensurately reduced by 25%.

          IV. The Borrowers have requested that the Credit Agreement be amended to reflect the foregoing.

          V. The Banks are willing to accommodate the requests of the Borrowers on the terms and conditions specified in this Amendment.

                           AGREEMENT

          In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

          1. Defined Terms. Capitalized terms used but not defined in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement.

          2. Amendment to Recitals.  The Recitals to the Credit
Agreement are hereby amended by deleting the amount
"$800,000,000" on the third line of the first Recital and replacing it with the amount "$600,000,000".

          3. Amendments to Section 1.1.

               (a)  The definition of "Consolidated EBITDA" in
Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:


          "Consolidated EBITDA" shall mean, for the four-quarter period preceding any date of determination, the sum of Consolidated Net Income (before consolidated interest income, Consolidated Interest Expense and provisions for taxes, and extraordinary gains or losses or gains or losses from sales of assets other than inventory or Rental Equipment sold in the Ordinary Course of Business) for such period, plus (a) (to the extent deducted in arriving at Consolidated Net Income for such period) (i) the amount of amortization of intangibles, (ii) depreciation, (iii) all Merger Costs incurred in connection with the Abbey Merger (determined on an pre-tax basis) and (iv) the 1996 Charges and Reserves and the 1997 Charges and Reserves, plus (b) the EBITDA allocable to any Permitted Acquired Business acquired in such period for such period, minus
     (c) the EBITDA allocable to any assets, capital stock, division or business group divested by Apria or any of its Consolidated Subsidiaries in such period; provided that with respect to clauses (b) and (c), such EBITDA shall only be added or subtracted, as applicable, for the period commencing at the beginning of such four-quarter period through the date of such acquisition or divestiture.

               (b)  The definition of "Total Revolving Loan
Commitment" in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Banks. The principal amount of the Total
     Revolving Loan Commitment is $600,000,000 as of July
     31, 1997.

               (c) Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical order:

          "1997 Charges and Reserves" shall mean the one time charges and reserves in an aggregate amount of up to $100,000,000 taken by Apria in the second quarter of its 1997 fiscal year.

          4. Amendment to Section 9.13. Section 9.13 of the Credit Agreement is hereby amended by deleting subsection (a)(i) of such Section and replacing it with the following new subsection
(a)(i):

          (i)  with respect to all Permitted Transactions
     (other than Subsidiary Reorganizations) in any one fiscal year, the sum (without duplication) of (I) cash paid by Apria in connection with such Permitted
     Transactions, (II) the Fair Market Value of Apria
     Common Stock issued in connection with such Permitted
     Transactions and (III) the amount (determined by using the face amount of the debt or the amount payable at maturity, whichever is greater) of all Permitted Debt incurred, assumed or acquired in all such Permitted
     Transactions, shall not exceed (x) $25,000,000 in fiscal 1997 and (y) $60,000,000 in any fiscal year thereafter;

          5. Amendments to Section 10.

               (a)  Section 10.3 of the Credit Agreement is
hereby amended to read in its entirety as follows:

     10.3 Dividends. Apria will not, nor permit any of its Subsidiaries to, declare or pay any Dividends except that: (1) any Subsidiary of Apria may pay Dividends to Apria or any Wholly-Owned Subsidiary of Apria; and (ii) provided that no Default or Event of Default has occurred and is continuing or would result therefrom, Apria may declare and pay Dividends in an amount not to exceed $2,500,000 in any fiscal year.

               (b)  Section 10.9 of the Credit Agreement is
hereby amended by deleting the proviso at the end of such Section, which proviso was added pursuant to the First Amendment.

               (c) Section 10.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

     10.10 Minimum Consolidated Net Worth. Apria will not permit its Consolidated Net Worth at the end of any fiscal quarter, commencing with the fiscal quarter ending June 30, 1996, to be less than an amount equal to (a) $313,832,767, plus (b) an amount equal to 75% of Consolidated Net Income (in excess of zero) for each fiscal quarter commencing with the fiscal quarter ending September 30, 1996, which amount shall be added to Consolidated Net Worth as of the last day of each such fiscal quarter, plus (c) 100% of the net proceeds of issuances of Apria Common Stock, minus (d) any amounts used by Apria to repurchase its capital stock in accordance with Section 10.3(iii) prior to July 31, 1997, minus (e) the net losses of Apria and its Subsidiaries as reflected on Apria's consolidated financial statements for the fiscal quarter ended December 31, 1996 and the fiscal quarter ended June 30, 1997 (each calculated on an after tax basis).

               (d) Section 10.11 of the Credit Agreement is hereby amended by deleting the proviso at the end of such Section, which proviso was added pursuant to the First Amendment.

          6. Amendment to Annex I. Annex I to the Credit Agreement is hereby amended by deleting the chart on page 1 of such Annex and replacing it with the chart on Attachment A to this Amendment.

          7. Applicable Margin. Notwithstanding anything contained in this Amendment or the Credit Agreement to the contrary and irrespective of the then applicable Consolidated Funded Indebtedness to Consolidated EBITDA Ratio or rating of Apria's senior unsecured non-credit enhanced Indebtedness (unless such ratio or rating would result in the Applicable Margin being based at Level I), until the receipt by the Administrative Agent of the financial statements of Apria and its consolidated Subsidiaries for the fiscal year ended on December 31, 1997 pursuant to
Section 9.1(b) of the Credit Agreement, together with the compliance certificate dated as of such date pursuant to Section 9.1(d) of the Credit Agreement, the Applicable Margin as set forth on Annex I of the Credit Agreement (as amended by this Amendment) shall not be based at a Level less than Level II (i.e. Level III, IV or V).

          8. Amendment to Schedule I.  Schedule I to the Credit
Agreement is hereby deleted in its entirety and replaced with Attachment B to this Amendment.

          9. Amendment Fees, etc.   The Borrowers shall to pay to
the Administrative Agent for distribution to each Bank that approves this Amendment on or prior to August 8, 1997 an amendment fee equal to .10% of such Bank's Commitment Amount as in effect subsequent to the reductions set forth in this Amendment.

          10. Representations.   Each of the Borrowers represents and
warrants to the Banks that it has the corporate or partnership power to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of this Amendment. Each of Apria and its Material Subsidiaries has duly executed and delivered this Amendment and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          11. Conditions Precedent. The effectiveness of this Amendment is subject to (i) the Administrative Agent's receipt of the consent of the Required Banks, (ii) each of the representations and warranties contained in Section 8 of the Credit Agreement being true and correct as of the date of this Amendment, (iii) the receipt by the Administrative Agent of this Amendment, duly executed and delivered by each of the Borrowers and (iv) the payment of the fees set forth in Section 9.

          12. Reference to and Effect on the Credit Agreement, Notes and Guaranty.

               (a)  Except as specifically amended by this
Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

               (b) This Amendment shall be construed as one with the Credit Agreement and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

               (c) All documents executed in connection with the Credit Agreement, including, but not limited to, the Notes and the Guaranty shall remain in full force and effect and are hereby ratified and confirmed with respect to the Credit Agreement, as amended hereby.

          13. Entire Agreement. This Amendment, together with the Credit Agreement and the other documents referred to in, or executed in connection with, the Credit Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Amendment.

          14. Expenses. The Borrowers shall reimburse the Administrative Agent on demand for all costs, expenses and charges (including, without limitation, reasonable fees and charges of external legal counsel for the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, performance or enforcement of this Amendment.

          15. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

          16. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          17. Captions. The captions and section headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

          18. Counterparts. This Amendment may be executed in any number of counterparts all of which when taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document.

          19. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE
STATE OF CALIFORNIA.


     IN WITNESS WHEREOF, the parties to this Amendment have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                         APRIA HEALTHCARE GROUP INC.
                         APRIA HEALTHCARE, INC.
                         APRIA NUMBER ONE, INC.
                         APRIA NUMBER TWO, INC.
                         PROTOCARE OF METROPOLITAN NEW YORK,
                           INC.
                         HOMEDCO OF NEW YORK STATE, INC.




                         By:
                             ------------------------------
                             Name:
                             Title:



BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as a Bank



By:
   ------------------------------
    Name:
    Title:



BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Administrative Agent



By:
   ------------------------------
    Name:
    Title:



NATIONSBANK OF TEXAS, N.A.,
as a Bank and as Syndication Agent



By:
   ------------------------------
    Name:
    Title:



ABN AMRO BANK N.V.,
Los Angeles International Branch

By: ABN AMRO NORTH AMERICA, INC.
    as agent



By:
   ------------------------------
   Name:
   Title:



By:
   ------------------------------
   Name:
   Title:


BANK OF IRELAND/GRAND CAYMAN BRANCH



By:
   ------------------------------
    Name:
    Title:



By:
   ------------------------------
    Name:
    Title:



THE BANK OF NEW YORK



By:
   ------------------------------
    Name:
    Title:



THE BANK OF NOVA SCOTIA,
as a Bank and as a Co-Agent



By:
   ------------------------------
    Name:
    Title:



BANQUE NATIONALE DE PARIS,
as a Bank and as a Co-Agent



By:
   ------------------------------
    Name:
    Title



By:
   ------------------------------
    Name:
    Title:



BANQUE PARIBAS,
as a Bank and as a Co-Agent



By:
   ------------------------------
    Name:
    Title:



By:
   ------------------------------
    Name:
    Title:



CREDIT LYONNAIS
New York Branch



By:
   ------------------------------
    Name:
    Title:



DEUTSCHE BANK AG, acting through
its Los Angeles Branch and/or its
Cayman Islands Branch



By:
   ------------------------------
    Name:
    Title:



By:
   ------------------------------
    Name:
    Title:



THE FIRST NATIONAL BANK OF CHICAGO



By:
   ------------------------------
    Name:
    Title:



FIRST UNION NATIONAL BANK OF NORTH CAROLINA



By:
   ------------------------------
    Name:
    Title:



THE INDUSTRIAL BANK OF JAPAN, LTD.,
Los Angeles Agency



By:
   ------------------------------
    Name:
    Title:



THE LONG-TERM CREDIT BANK OF JAPAN, LTD., as a Bank and as a Co-
Agent



By:
   ------------------------------
    Name:
    Title:



MELLON BANK, N.A.



By:
   ------------------------------
    Name:
    Title:



TORONTO DOMINION (TEXAS), INC.



By:
   ------------------------------
    Name:
    Title:



UNION BANK OF CALIFORNIA, N.A.,
as a Bank and as a Co-Agent



By:
   ------------------------------
    Name:
    Title:



WELLS FARGO BANK, N.A.



By:
   ------------------------------
    Name:
    Title:



THE MITSUBISHI TRUST AND BANKING CORPORATION



By:
   ------------------------------
    Name:
    Title:



THE SAKURA BANK LIMITED



By:
   ------------------------------
    Name:
    Title:



THE SANWA BANK, LIMITED



By:
   ------------------------------
    Name:
    Title:



THE SUMITOMO BANK LIMITED



By:
   ------------------------------
    Name:
    Title:



THE FUJI BANK, LIMITED,
Los Angeles Agency



By:
   ------------------------------
    Name:
    Title:



                          ATTACHMENT A


                                                          ANNEX I


                       APPLICABLE MARGIN
                      -------------------


                                                    Applicable Margin
                                                 (basis points per anum)
                                                 -----------------------

Level      Consolidated Funded                    for
             Indebtedness to                  interest on   for Revolving
            Consolidated EBITDA                Eurodollar   Loan Commitment
                  Ratio                          Loans            Fee
-----     -----------------------             -----------   --------------
Level I    Greater than 2.5 to 1                  150           37.5

Level II   Less than or equal to                 112.5          25.0
           2.5 to 1 and greater
           than 2.0 to 1

Level III  Less than or equal to                  87.5          22.5
           2.0 to 1 and greater
           than 1.5 to 1

Level IV   Less than or equal to                  75.0          17.5
           1.5 to 1 and greater
           than 1.0 to 1

Level V    Less than or equal                     50.0          15.0
           to 1.0 to 1


                          ATTACHMENT B
                                                       SCHEDULE I

                          COMMITMENTS


                                                       Pro Rata
     Bank                     Commitment           Share
     ----                     -----------          -----

Bank of America
National Trust and
Savings Association           $ 56,250,000         9.375%

NationsBank of Texas, N.A.    $ 56,250,000         9.375%

ABN AMRO Bank N.V.,
Los Angeles International
Branch                        $ 18,750,000         3.125%

Bank of Ireland/Grand
Cayman Branch                 $ 11,250,000         1.875%

The Bank of New York          $ 26,250,000         4.375%

The Bank of Nova Scotia       $ 45,000,000         7.500%

Banque Nationale de Paris     $ 37,500,000         6.250%

Banque Paribas                $ 33,750,000         5.625%

Credit Lyonnais
New York Branch               $ 26,250,000         4.375%

Deutsche Bank AG,
Los Angeles Branch and/or
Cayman Islands Branch         $ 15,000,000         2.500%

The First National Bank
of Chicago                    $ 18,750,000         3.125%

First Union National
Bank of North Carolina        $ 18,750,000         3.125%

The Fuji Bank Limited,
Los Angeles Agency            $ 11,250,000         1.875%

The Industrial Bank of
Japan, Ltd., Los Angeles
Agency                        $ 26,250,000         4.375%

The Long-Term Credit
Bank of Japan, Ltd.           $ 41,250,000         6.875%

Mellon Bank, N.A.             $ 18,750,000         3.125%

The Mitsubishi Trust
and Banking Corporation       $ 11,250,000         1.875%

The Sakura Bank Limited       $ 11,250,000         1.875%

The Sanwa Bank Limited        $ 11,250,000         1.875%

The Sumitomo Bank Limited     $ 11,250,000         1.875%

Toronto Dominion (Texas),
Inc.                          $ 33,750,000         5.625%

Union Bank of California,
N.A.                          $ 33,750,000         5.625%

Wells Fargo Bank, N.A.        $ 26,250,000         4.375%
                              ============         ======
        TOTAL                 $600,000,000          100%